SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):     September 27, 1997
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                              URT INDUSTRIES, INC.
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             (Exact Name of Registrant as specified in its charter)


               Florida                   0-6882                  59-1167907
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(State or other jurisdiction of        (Commission            (I.R.S. Employer
 incorporation or organization)          File No.)           Identification No.)


1180 East Hallandale Beach Blvd., Hallandale, Florida              33009
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(Address of principal executive offices)                        (Zip Code)


Registrant's Telephone number, including area code:   (954) 454-5554
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                                 Not Applicable
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          (Former name or former address, if changed since last report)








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ITEM 5


     The registrant's Report on Form 10-Q for the quarter ended September 27, 1997 had been scheduled to be filed on or before November 11, 1997. The registrant has been delayed in obtaining financial data which it requires in order to complete such Form 10-Q, but anticipates that the required filing will be made within approximately two weeks after such date.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           URT INDUSTRIES, INC.
                                           --------------------
                                                Registrant


                                      By:   s/Jason Wolk
                                            ------------------------
                                            Executive Vice-President


Date:  November 12, 1997
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